The Guardian Investor ProFreedom Variable Annuitysm (B Share)

The Guardian Investor ProFreedom Variable Annuitysm (C Share)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated June 27, 2014.

The following supplemental information should be read in conjunction with:

1. the Prospectus dated May 1, 2014, for The Guardian Investor ProFreedom Variable Annuitysm (B Share) issued through The Guardian Separate Account R; and

2. the Prospectus dated May 1, 2014, for The Guardian Investor ProFreedom Variable Annuitysm (C Share) issued through The Guardian Separate Account R.

I. Effective June 30, 2014, the name of the Legg Mason Dynamic Multi-Strategy VIT Portfolio Class II will change to QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Class II. All references to Legg Mason Dynamic Multi-Strategy VIT Portfolio Class II in the Prospectus will hereby be replaced with QS Legg Mason Dynamic Multi-Strategy VIT Portfolio Class II.

II. Also effective June 30, 2014, the name of the fund’s subadvisor will change from Legg Mason Global Asset Allocation, LLC to QS Legg Mason Global Asset Allocation, LLC.

In the Prospectus section titled “VARIABLE INVESTMENT OPTIONS” the Funds’ investment advisors and their principal business addresses table is revised as follows.

Variable investment option	Investment advisor address and principal business address	Subadvisor address

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC 620 8th Avenue New York, NY 10018	QS Legg Mason Global Asset Allocation, LLC 880 Third Avenue New York, NY 10018

Except as set forth herein, all other provisions of the prospectuses noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

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